Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Markus R. Ernst, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 , that:

(1)	the quarterly report on Form 10-Q of GBS Enterprises Incorporated for the fiscal quarter ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of GBS Enterprises Incorporated.

Date: December 17, 2012	/s/ Markus R. Ernst
Markus R. Ernst
Chief Financial Officer
(Principal Financial and Accounting Officer)